SCHEDULE 14A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Confidential, for Use of the Commission Only
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                        KSB Bancorp, Inc.
              -------------------------------------
        (Name of Registrant as Specified In Its Charter)

      John J. Gorman, Luse Lehman Gorman Pomerenk & Schick
 --------------------------------------------------------------
           (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                        KSB BANCORP, INC.
                           MAIN STREET
                     KINGFIELD, MAINE 04947


                          April 4, 1997


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of KSB Bancorp, Inc. (the "Company") to be held on
Wednesday, May 7, 1997, at the Inn on Winter's Hill, Kingfield,
Maine, at 5:30 p.m.

     As described in the enclosed Proxy Statement, matters scheduled to be presented for stockholder action at the Annual Meeting include the election of two directors, the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, and the ratification of Berry, Dunn, McNeil & Parker as the Company's independent auditors for the year ending December 31, 1997. During this meeting, we will also report on the operations of Kingfield Bank (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Company and the Bank during the year ended December 31, 1996 is contained in our Annual Report, which is also enclosed. Directors and officers of the Company, as well as representatives of our independent auditors, will be present to respond to any questions which stockholders may have.

     We hope you will be able to attend this meeting in person.
Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                   Sincerely,



                                   John C. Witherspoon
                                   President and Chief Executive
                                    Officer

                        KSB BANCORP, INC.
                           MAIN STREET
                     KINGFIELD, MAINE 04947

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held On May 7, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders ("Annual Meeting") of KSB Bancorp, Inc. (the
"Company") will be held at the Inn on Winter's Hill, Kingfield, Maine on Wednesday, May 7, 1997 at 5:30 p.m., Maine time, for the following purposes:

     1. The election of two directors for a term of three years each;

     2.   The approval of an amendment to the Company's
          Certificate of Incorporation to increase the number of authorized shares of common stock of the Company.

     3. The ratification of Berry, Dunn, McNeil & Parker as independent auditors of the Company for the year ending
          December 31, 1997; and

     4. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 27, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Kingfield Bank, Main Street, Kingfield, Maine for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                              By Order of the Board of Directors


Kingfield, Maine
April 4, 1997

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE
ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                        KSB BANCORP, INC.
                           MAIN STREET
                     KINGFIELD, MAINE 04947

                         PROXY STATEMENT

                 ANNUAL MEETING OF STOCKHOLDERS
                           May 7, 1997


Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of KSB Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Wednesday, May 7, 1997 at 5:30 p.m., Maine time, at the Inn on Winter's Hill, Kingfield, Maine and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements of the Company for the year ended December 31, 1996, accompanies this Proxy Statement and Proxy Card, which are first being mailed to stockholders on or about April 4, 1997.

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement, FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of stock of the Company, and FOR the ratification of Berry, Dunn, McNeil & Parker as independent auditors of the Company for the year ending December 31, 1997.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as provided below. The close of business on March 27, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 412,705 shares.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors
(i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

Voting Procedures and Method of Counting Votes

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of stock of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Delaware General Corporation Law, the approval of this matter shall be determined by a majority of the votes entitled to be cast. Accordingly, broker non-votes and proxies marked "ABSTAIN" will be counted as votes against the item.

     As to the ratification of Berry, Dunn, McNeil & Parker as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than 5% of the Company's Common Stock outstanding as of March 27, 1997.



                              Amount and Nature
Name and Address                      of Beneficial         Percent
of Beneficial Owner                Ownership           of Class
--------------------------------------------------------------------

Kingfield Bank                          40,701         9.9%
Employee Stock Ownership Plan
c/o Kingfield Bank
Main Street
Kingfield, Maine 04947

Athena Capital Management, Inc. (1)          32,930         8.0%
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

------------------------
(1)  Athena Capital Management is an investment company.  The information contained herein is based upon a Schedule 13G beneficial ownership report, dated January 29, 1996, filed by Athena Capital Management with the SEC.  Such Schedule 13G indicates that Athena Capital Management has shared voting and investment power over these shares of Common Stock.


         PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

               PROPOSAL 1-- ELECTION OF DIRECTORS

     Each of the members of the Board of Directors of the Company also serves on the Board of Directors of Kingfield Bank (the "Bank"), the Company's wholly-owned subsidiary. Directors are elected for staggered terms of three years each, with the term of office of only one class of Directors expiring in each year. Directors serve until their successors are elected and qualified. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     The nominees proposed by the Board for election at this Annual Meeting are Winfield F. Robinson and G. Norton Luce. Each of these nominees is presently a Director of the Company. Set forth below is certain information concerning the nominees and the other members of the Board as of March 27, 1997. The Board believes that such nominees will stand for election and will serve if elected as Director. However, if any of the nominees proposed by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF THE NOMINEES WHOSE NAMES APPEAR BELOW.

                            NOMINEES


                                                                            Amount and
                                                                            Nature of
                                                                            Beneficial
Name, Age, Principal Occupation and                          Expiration      Ownership      Percent
Business Experience for Past Five Years                       of Term       of Stock(1)     of Class
------------------------------------------------------------------------------------------------------------------------

Winfield F. Robinson, Age 59                                    2000         13,391(2)         3.2%
   Mr. Robinson has served as Chairman of
   the Board of the Company since its
   formation in 1993.  He has served as a
   Director of the Bank since 1976 and was
   elected Chairman of the Board in 1986.
   Mr. Robinson is a director of Somerset
   Corp. and serves as a vice president of
   United Timber Corporation, a Maine-based
   forest products firm.

G. Norton Luce, Age 63                                          2000          7,106(3)         1.7
   Mr. Luce has served as a Director of the
   Company since its formation in 1993.  He
   has served as a Director of the Bank since
   1978.  Mr. Luce was president of
   Mountain Fuel Company/Valley Gas
   Company, a heating oil and gas delivery
   business, as well as heating systems
   installations, from 1975 until his retirement
   in October 1988.


                                                      CONTINUING DIRECTORS

William P. Dubord, Age 49                                       1998          5,788(2)         1.4
   Mr. Dubord has served as a Director of the
   Company since its formation in 1993.  He
   has served as a Director of the Bank since
   1988.  Mr. Dubord is a partner in the law
   firm of Marden, Dubord, Bernier &
   Stevens.

Theodore C. Johanson, Age 59                                    1998          1,950(3)         0.47
   Mr. Johanson was appointed a Director of
   the Bank and the Company in October,
   1996.  Mr. Johanson is the President of
  Falcon Shoe Company in Lewiston, Maine.

John C. Witherspoon, Age 40                                     1999         23,586(4)         5.6
   Mr. Witherspoon has served as Chief
   Executive Officer and Director of the
   Company since its formation in 1993.  He
   joined the Bank in 1979 as an
   administrative assistant and served as Vice
   President from June 1981 until January
   1984.  In January 1984, Mr. Witherspoon
   began to serve as President and Chief
   Executive Officer of the Bank and was
   elected to serve on the Board of Directors
   of the Bank in 1987.

Roger G. Spear, Age 53                                          1999          2,090(3)         0.5
   Mr. Spear was elected as Director of the
   Bank and the Company in March 1993.
   Mr. Spear is Vice President of
   Administration-Chief Financial Officer of
   the University of Maine at Farmington.

All directors and executive officers as a
group (ten persons)                                             -            69,408(5)(6)     16.4%

-------------------------
(1)  Unless otherwise indicated, each person effectively exercises sole (or shared with spouse)
     voting and dispositive power as to the shares reported.
(2)  Includes 3,300 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.
(3)  Includes 1,650 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.
(4)  Includes 1,973 shares subject to future vesting under awards granted pursuant to the Bank's
     Recognition and Retention Plans and Trusts ("BRPs")  and as to which voting may currently be directed.  Includes 6,187 shares subject to options granted pursuant to the Company's
     Incentive Stock Option Plan that may be exercised within 60 days of the Record Date.
     Includes 2,745 shares allocated to Mr. Witherspoon's account under the Bank's ESOP.
(5)  Includes 5,593 shares subject to future vesting under awards granted pursuant to the BRPs and as to which voting may currently be directed.  Includes 21,367 shares that may be acquired pursuant to the exercise of stock options.
(6)  Includes 6,356 shares allocated to the accounts of executive officers under the ESOP.
     Excludes the remaining 34,345 shares of Common Stock, or 8.3% of the shares of Common
     Stock outstanding, owned by the Company's ESOP for the benefit of the employees of the Company and the Bank who are not executive officers.  The ESOP Administrative Committee administers the ESOP.  Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees.
     Unallocated shares are voted by the ESOP Trustee as directed by the Administrative Committee.
     The Administrative Committee shall vote the unallocated shares in a manner that reflects the directions received from employees as to allocated shares, unless their fiduciary duties require otherwise.  As of the Record Date, 22,129 shares of Common Stock held by the ESOP had been allocated to the account of employees, including the shares allocated to the accounts of executive officers.


Meetings of the Board of Directors and Committees of the Board

     During the year ended December 31, 1996, the Board of Directors of the Company held four meetings, and the Board of Directors of the Bank held twelve meetings. Each Director of the Company is a Director of the Bank. No Director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period, with respect to each the Company and the Bank.

     The Board of Directors of the Company serves as the nominating committee for directors. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws.
See "Advance Notice of Business to be Conducted at an Annual
Meeting."

     The Bank's compensation committee consists of Messrs. Dubord and Robinson. The compensation committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. The compensation committee met two times in 1996.

     The Bank's audit committee, consisting of Directors Dubord, Luce and Spear, is responsible for reviewing audit performance and evaluating policies and procedures relating to auditing functions and controls.

Directors' Compensation

     Fees. Outside Directors of the Bank are paid an annual retainer of $6,500 ($8,000 for the Chairman of the Board). In addition, Outside Directors receive a fee of $100 for each Board meeting and Committee meeting attended.

     Directors Deferred Fee Plan. The Bank maintains a deferred fee plan for members of the Board of Directors. Participation in the Deferred Fee Plan is voluntary. Under the Deferred Fee Plan, a Director who wishes to participate in the Plan executes an agreement whereby the Director agrees to defer receipt of a certain amount of fees otherwise payable to him. The Director's account is credited with interest based on the prime rate quoted in the Wall Street Journal on December 31 of each year. Benefits (deferrals plus credited interest) are payable to the Director for ten years beginning on the later of the first day of the calendar month following the end of the Director's term of office due to resignation, removal, failure to be re-elected, or the Director's seventieth (70th) birthday. In the event of the Director's death, the Bank will make specified monthly payments to the Director's beneficiary or beneficiaries within 30 days after the Director's death.

     The Bank's obligation under the Deferred Fee Plan is an unfunded and unsecured promise to pay. However, at its sole and exclusive option, the Bank may elect to fund the Deferred Fee Plan. Currently, Messrs. Robinson, Dubord and Spear participate in the Deferred Plan.

     Directors Option Plan. The Company adopted a stock option plan for Directors who are not employees of the Company or its subsidiary. The Directors Option Plan authorized the granting of non-statutory stock options for an aggregate of 13,200 shares of Common Stock (as adjusted to reflect a 10% stock dividend paid by the Company on August 12, 1996 (the "Stock Dividend") to members of the Board of Directors who were not employees of the Bank or the Company. The six members of the Board of Directors at the time of the conversion of the Bank from the mutual to stock form and the related initial public offering of the Common Stock, who were not officers or employees of the Company or the Bank, received an option to purchase 1,650 shares of Common Stock, except that the Chairman of the Board received an option to purchase 3,300 shares. Both of these figures have been adjusted to reflect the Stock Divided. Options as to a total of 13,200 shares of Common Stock have been granted to Directors under this plan. The exercise price of any option granted under the Directors Option Plan may be paid in cash or common stock.

Executive Compensation

     Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 1996, 1995 and 1994, to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer").

                                          Annual Compensation                      Long-Term Compensation

                                                                                       AWARDS          PAYOUTS

                                                              Other Annual    Restricted     Options/
     Name and             Year Ended      Salary              Compensation      Stock         SARS       LTIP     All Other
Principal Position        December 31,     (1)        Bonus        (2)          Awards         (#)     Payouts  Compensation(3)
-------------------------------------------------------------------------------------------------------------------------------

John C. Witherspoon          1996        $100,800    $10,746                                                      $35,140
 President and Chief         1995          96,000     12,000       --            --           --         --        19,980
 Executive Officer           1994          96,000         --       --            --           --         --        15,832


----------------------
(1)  Salary amount includes $7,004, $6,375 and $6,259, respectively, deferred by Mr. Witherspoon pursuant to the Bank's 401(k) Retirement and Savings Plan for the years ended December 31, 1996, 1995 and 1994.
(2)  Perquisites for the years ended December 31, 1996, 1995 and 1994 did not exceed the lesser of $50,000 or 10% of the total of the salary and bonus as reported for the Named Executive Officer.
(3)  Includes $4,760, $4,572 and $4,533, respectively, of matching contributions made by the Bank on
     Mr. Witherspoon's behalf pursuant to the Bank's 401(k) Retirement and Savings Plan for the years ended December 31, 1996, 1995 and 1994.  Also includes $30,380, $15,408 and $11,299, respectively, representing the market value of shares of common stock allocated to Mr. Witherspoon under the Bank's
     ESOP for the years ended December 31, 1995, 1994 and 1993.

</TABLE
     Employment Agreements.    The Bank and the Company have
entered into an employment agreement with John C. Witherspoon, as of July 1, 1993, which provides for a three-year term.  On each anniversary date of the agreement, the term of the agreement may be extended for an additional year such that the remaining term is three years.  If notice of renewal is not provided, the
agreement


will expire two years thereafter. In addition to a current base salary of $100,800, the agreement provides for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank or the Company for cause at any time, without further obligation. If termination of employment for cause is disputed by Mr. Witherspoon, the Company will continue making payments and providing benefits to Mr.
Witherspoon until the dispute is settled by arbitration. If it is determined in arbitration that cause for termination existed, payments made must be returned. In the event the Bank or the Company choose to terminate the executive's employment for reasons other than cause, or the executive resigns due to demotion or loss of responsibility, relocation, reduction in benefits and perquisites or liquidation of the Bank or the Company, the executive may be entitled to his base salary for the remaining term of the agreement. Life, health and disability coverage would be provided for the remaining term of the agreement. If termination, voluntary or involuntary, follows a change in control of the Bank or the Company, the executive or, in the event of death, his beneficiary would be entitled to (i) a severance payment equal to the greater of the payments due for the remaining term of the agreement or three times the average of the three preceding years base salary; and (ii) life, medical and disability coverage for thirty-six (36) months.

     A "change in control" is generally defined to mean, during the term of the agreement, the acquisition of Company or Bank stock that would require Federal Reserve Board approval under the Bank Holding Company Act or under the Change in Bank Control Act or the acquisition by a person, or group of persons, of beneficial ownership of 20% or more of the Company's Common
Stock, or a tender offer, exchange offer, merger or other form of business combination, sale of assets, or contested election of trustees which results in a change of a majority of the Board of Directors. Payments to the executive under the agreement will be made by the Company in the event that payments or benefits are not paid by the Bank.

     Incentive Stock Option Plan. The Board of Directors of the
Company adopted the 1993 Incentive Stock Option Plan which provides for discretionary awards to officers and key employees.
The grant of awards under the Option Plan is determined by a committee of the Board of Directors consisting of three directors
(the "Option Plan Committee"), none of whom is eligible to receive options under the Plan. The Incentive Option Plan authorized the granting of incentive and non-statutory stock options for up to 26,857 shares of Common Stock (as adjusted to reflect the Stock Dividend), to such officers and full-time employees of the Company and its affiliates as the Option
Committee may determine.

     Set forth below is certain information concerning options outstanding to the Named Executive Officer at December 31, 1996.
No options were exercised by, or granted to, an executive officer in 1996.

PAGE

                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                        FISCAL YEAR-END OPTION VALUE


                                                        Number of Securities
                                                       Underlying Unexercised      Value of Unexercised In-
                                                             Options at            The-Money Options at
                                                           Fiscal Year-End           Fiscal Year-End(1)
                       Shares Acquired      Value
Name                     Upon Exercise   Realized    Exercisable/Unexercisable(#)  Exercisable/Unexercisable($)

John C. Witherspoon            --         $    --          6,187/4,125                $150,034/$100,031


-------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1996, at which date the average of the bid and ask price of the Common Stock as quoted on the Nasdaq Small-Cap Market was $24.25

/TABLE

Transactions With Certain Related Persons

     There are loans outstanding from the Bank to certain of its Directors and executive officers, and their related interests. All loans or extensions of credit to executive officers and directors, and their related interest, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.


     PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                     SHARES OF COMMON STOCK


     The Company is currently authorized to issue 1,200,000 shares of common stock, par value $0.01 per share. The Company's Board of Directors recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation that would increase the number of authorized shares of the Company's common stock from 1,200,000 shares to 2,200,000 shares. The number of authorized shares of preferred stock will remain at 200,000. If the Amendment is approved by the Company's stockholders, ARTICLE FOURTH, Paragraph A of the Company's Certificate of Incorporation will read as follows:

FOURTH:   A.   The total number of shares of all classes of stock
which the Corporation shall have authority to issue is two million four hundred thousand (2,400,000) consisting of:

          1.   Two hundred thousand (200,000) shares of Preferred
Stock, par value one cent ($.01) per share (the "Preferred
Stock"); and

          2. Two million two hundred thousand (2,200,000) shares of Common Stock, par value one cent ($.01) per share (the
"Common Stock").

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     The Company proposes to increase the number of authorized
shares of its common stock to 2,200,000 shares to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuances pursuant to employee and stockholder stock plans and possible future acquisitions. Although the Board has considered a possible stock split, there are no present plans, understandings, or agreements for issuing a material number of additional shares of common stock from the currently authorized shares of common stock or the additional shares of stock proposed to be authorized pursuant to the Amendment. The Board of Directors believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs. The proposed increase will also provide additional shares for corporate purposes generally.

     The Company's issuance of shares of common stock, including the additional shares that will be authorized if the proposed Amendment is adopted, could be used to dilute the present equity ownership position of current holders of common stock and may be made without stockholder approval. The additional authorized but unissued shares of the Company's common stock that would become available if the Amendment is approved could be used to make a change in control of the Company more difficult and expensive. Under certain circumstances, such shares could be used to create impediments or to frustrate persons seeking to cause a takeover or to otherwise gain control of the Company. Such shares could be sold to purchasers who might side with the Board in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Although the purpose of seeking an increase in the number of authorized shares of Common Stock is not intended for antitakeover purposes, SEC rules require disclosure of existing provisions in the Company's Certificate of Incorporation and bylaws which could have an antitakeover effect. These include provisions: (a) limiting voting rights of beneficial owners of more than 10% of the Common Stock; (b) permitting directors to be removed during their term only for cause and upon the vote of 80% of the stockholders; (c) allowing the Board exclusively to determine the number of directors; (d) providing for the election of directors on a staggered-term basis; (e) requiring an 80% stockholder vote for certain mergers and other business combinations which have not received the approval of a majority of the Disinterested Directors (as defined); (f) requiring any stockholder who intends to nominate a candidate for election to the Board of Directors or to raise new business at a stockholder meeting, to give 90 days advance notice to the Secretary of the Company; (g) allowing special meetings of stockholders to be called only by the Board of Directors; (h) requiring stockholder action to be effected at an annual or special meeting but not by the written consent of stockholders; and (i) requiring an 80% stockholder vote to alter, amend, or repeal the Bylaws.

     The Board of Directors believes that, as proposed, the approval of the Amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires a vote in favor of the Amendment by the holders of a majority of the Company's outstanding shares of common stock.


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  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
  TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.


          PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT
                     OF INDEPENDENT AUDITORS

     The Company's independent auditors for the year ended December 31, 1996 were Berry, Dunn, McNeil & Parker. The Company's Board of Directors has reappointed Berry, Dunn, McNeil & Parker to continue as independent auditors for the Company for the year ending December 31, 1997, subject to ratification of such appointment by the stockholders. Representatives of Berry, Dunn, McNeil & Parker are expected to attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF BERRY, DUNN, MCNEIL & PARKER
AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING
DECEMBER 31, 1997.


                      STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following the year ending December 31, 1997, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 8, 1997. Any stockholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Securities Exchange Act of 1934.


           ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                      AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting. The notice must include the stockholder's name, record address,

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and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The date on which next year's Annual Meeting of Stockholders is expected to held is May 6, 1998. Accordingly, advance notice for certain business, or nominations to the Board of Directors, to be brought before the 1998 Annual Meeting must be given to the Company by February 5, 1998.


                              By Order of the Board of Directors



Kingfield, Maine
April 4, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE
REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.

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